UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

NewAge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7158 S. FL Smidth Dr., Suite 250, Midvale, UT 84047
(Address of principal executive offices) (Zip Code)

(801) 813-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 30, 2022, NewAge, Inc. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of the Company’s August 30, 2022 filing for protection under Chapter 11 of the U.S. Bankruptcy Code (the “Filing”), a review of publicly available information, and in accordance with Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq determined that the Company’s securities will be delisted from the Nasdaq Stock Market. Trading of the Company’s common stock will be suspended at the opening of business on September 8, 2022, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

Nasdaq stated that its determination was based on the following factors:

●	the Filing and associated public interest concerns raised by the Filing;

●	concerns regarding the residual equity interest of the existing listed securities holders; and

●	concerns about the Company’s ability to sustain compliance with all requirements for continued listing on The Nasdaq Stock Market, in light of the Company’s current non-compliance with (i) Listing Rule 5550(a)(2) (the “Rule 5550(a)(2) Noncompliance”), which sets forth the minimum bid price requirement for continued listing on the Nasdaq Capital Market, and (ii) Listing Rule 5250(c)(1) (the “Rule 5250(c)(1) Noncompliance”) as a result of the Company’s delinquent Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and delinquent Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022 and June 30, 2022.

Prior correspondence with Nasdaq regarding the Rule 5550(a)(2) Noncompliance is discussed further in the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2022, and prior correspondence with Nasdaq regarding the Rule 5250(c)(1) Noncompliance is discussed further in the Company’s Current Reports on Form 8-K filed with the SEC on April 4, 2022, May 17, 2022 and August 18, 2022.

The Company does not currently expect to appeal Nasdaq’s determination to delist the Company’s common stock.

The Company cautions that trading in the Company’s common stock during the pendency of the Filing is highly speculative and poses substantial risks. Trading prices for the Company’s common stock bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.
Date: September 2, 2022
	By:	/s/ Lawrence Perkins
Lawrence Perkins
Chief Restructuring Officer